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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): March 1, 2005


                           UNITED NATURAL FOODS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


               Delaware                  000-21531           05-0376157
     (State or Other Jurisdiction       (Commission        (IRS Employer
          of Incorporation)            File Number)     Identification No.)

                                  260 Lake Road
                               Dayville, CT 06241
               (Address of Principal Executive Offices) (Zip Code)

                                 (860) 779-2800
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

The following information is being furnished under Item 2.02-Results of Operations and Financial Condition. This information, including the exhibit attached hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, regardless of any general incorporation language in such filing.

On March 1, 2005, United Natural Foods, Inc. issued a press release to report its financial results for the quarter and six months ended January 31, 2005. The press release is furnished as Exhibit 99.1 hereto.


Item 9.01. Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired: Not Applicable

      (b)   Pro Forma Financial Information: Not Applicable

      (c)   Exhibits.

            Exhibit No.       Description
            -----------       -----------

                99.1 Press Release, dated March 1, 2005: United Natural Foods announces a 28% increase in net sales, a 32% increase in net income, excluding special items, and a 31% increase in net income, including special items.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         UNITED NATURAL FOODS, INC.


                                         By: /s/ Rick D. Puckett
                                             ----------------------------
                                             Rick D. Puckett
                                             Vice President, Treasurer and Chief
                                             Financial Officer

                                         Date:  March 1, 2005



                                  EXHIBIT INDEX

  Exhibit No.     Description
  -----------     -----------

     99.1 Press Release, dated March 1, 2005: United Natural Foods announces a 28% increase in net sales, a 32% increase in net income, excluding special items, and a 31% increase in net income, including special items.